UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2026

PIMCO Asset-Based Lending Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56764	33-4188434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(949) 720-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Operating Agreement

On March 4, 2026, PIMCO Asset-Based Lending Company LLC (the “Company”) (including PIMCO Asset-Based Lending Company LLC - Series I (“Series I”) and PIMCO Asset-Based Lending Company LLC - Series II (“Series II” and, together with Series I, the “Series”)) entered into a Second Amended and Restated Operating Agreement (the “Second A&R Operating Agreement”) with Pacific Investment Management Company LLC (“PIMCO”), the Company’s operating manager (in such capacity, the “Operating Manager”), which amended and restated the Company’s Amended and Restated Operating Agreement, dated as of October 1, 2025. The amendment and restatement effects certain changes, including the addition of Anchor I-B Shares and other administrative changes.

The foregoing summary description of the Second A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the Second A&R Operating Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Dealer Manager Agreement

On March 4, 2026, the Company entered into a Second Amended and Restated Dealer Manager Agreement (“Second A&R Dealer Manager Agreement”) with PIMCO Investments LLC (the “Dealer Manager”), an affiliate of PIMCO and the Company. The Second A&R Dealer Manager Agreement modifies the previous Amended and Restated Dealer Manager Agreement to include the Anchor I-B Shares and increase the distribution and shareholder servicing fee for Anchor II-B Shares and Standard B Shares from 0.75% to 0.85% per annum of their respective share classes’ net asset value (the “Net Asset Value”).

The foregoing summary description of the Second A&R Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Second A&R Dealer Manager Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On February 2, 2026, the Company issued and sold the following unregistered limited liability company interests of the Company (the “Shares”) for each of Series I and Series II (with the final number of Shares of each class (each, a “Class”) being determined on February 28, 2026) to third party investors for cash:

Class	Number of Shares Sold(1)	Aggregate Consideration(1)
Series I
Anchor I Shares	-	$-
Anchor II Shares	1,714	17,522
Anchor II-B Shares	-	-
E Shares	1,307	13,452
Standard A Shares	183	1,863
Standard B Shares	-	-
Series II
Anchor I Shares	1,004,880	$10,403,595
Anchor II Shares	715,851	7,392,265
Anchor III Shares	61,481	638,000
E Shares	24,188	251,572
Standard A Shares	319,862	3,300,000

(1)	Inclusive of shares issued pursuant to the Company’s Distribution Reinvestment Plan.

The offer and sale of Shares above were exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On March 4, 2026, the Company executed its Second Amended and Restated Limited Liability Company Agreement (the “Second A&R LLCA”) (as further amended or amended and restated from time to time), which amended and restated the Company’s Amended and Restated Limited Liability Company Agreement (“A&R LLCA”), dated as of June 12, 2025.

The amendment and restatement effects certain changes, including among other things, (i) the offering of two new Share Classes—Anchor I-B Shares and Anchor III Shares, each for Series II only (each, as described in further detail below); (ii) the removal of an existing Share Class—Class D Shares; and (iii) changes in duties and standards for the Operating Manager and the Company’s Board of Directors (the “Board”) (as described in further detail below).

Anchor I-B Shares and Anchor III Shares

Anchor I-B Shares and Anchor III Shares are being offered to clients of certain intermediaries designated in the Company’s sole discretion.

Anchor I-B Shares and Anchor III Shares have equal rights and privileges with the Company’s Anchor I Shares, Anchor II Shares, Anchor II-B Shares, Standard A Shares and Standard B Shares, except that (i) only Anchor I-B Shares, Anchor II-B Shares and Standard B Shares pay a distribution and shareholder servicing fee; E Shares and V Shares (together, the “PIMCO Shares”) do not pay a sales load, dealer manager fees or a distribution and shareholder servicing fee; and (ii) as compared to the aforementioned Classes, except for PIMCO Shares and Anchor I Shares, Anchor I-B Shares and Anchor III Shares pay a lower performance fee and a lower or no management fee, as applicable.

Anchor III Shares pay a lower management fee rate insofar as Anchor III Shares will not be subject to a management fee for twelve months beginning July 14, 2025 and, thereafter, will be subject to the same management fee as Anchor I Shares.

Holders of the Anchor I-B Shares and Anchor III Shares, consistent with the other Share Classes (except for V Shares), are not entitled to nominate, remove or participate in the appointment of directors of the Company.

Duties and Standards

Among other items, the Second A&R LLCA modifies certain terms related to standards and duties imposed on the Board and the Operating Manager under certain circumstances, including, but not limited to:

•	Clarifying the policies and procedures applicable to Board committees in Section 5.10;

•

Removing language in Section 15.1, which, under the A&R LLCA, affected certain presumptions and burdens of proof in respect of putative claims regarding the Board and the Operating Manager when making decisions with respect to a transaction that involved potential conflicts;

•	Revising language in Section 15.2(a) to effect a reasonable belief standard in determining the Operating Manager’s or the Board’s “good faith” action or inaction; and

•	Removing language in Section 15.5, which, under the A&R LLCA, related to duties owed to other PIMCO funds.

The Second A&R LLCA also expands the exclusions from the limitation of liability and indemnification standard for certain “Indemnified Parties”:

•

Sections 16.2 and 16.3 of the A&R LLCA now provides “Indemnified Parties” (which includes, among others, the Board, the Operating Manager, their respective affiliates, directors, and officers) certain protection from liability owed to, and indemnification from, the Company, absent an “actual fraud, willful misconduct, gross negligence, bad faith, or a willful material and adverse breach of the Second A&R LLCA or applicable law”.

Lastly, the Second A&R LLCA imposes limitations on the Company’s ability to amend its limited liability company agreement.

The foregoing summary description of the Second A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Second A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Net Asset Value

On February 28, 2026, the Operating Manager determined the Net Asset Value per Share, being the price at which sales of the Shares are made, of the following Classes of Shares as of January 31, 2026:

Class	Net Asset Value per Share
Series I
Anchor I Shares	$10.33
Anchor II Shares	10.29
Anchor II-B Shares	10.31
E Shares	10.36
Standard A Shares	10.29
Standard B Shares	10.29
Series II
Anchor I Shares	$10.42
Anchor II Shares	10.39
Anchor III Shares	10.44
E Shares	10.46
Standard A Shares	10.38

As of January 31, 2026, there were no Anchor II-B or Standard B Shares outstanding for Series II.

The Net Asset Value of the Company’s outstanding Shares is also available on its websites at https://pimco.com/palcoseriesi or https://pimco.com/palcoseriesii, as applicable, but the contents of the websites are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On February 28, 2026, the Company declared distributions on the following Classes of Shares for each Series, in the amounts per Share set forth below:

Class	Distribution
Series I
Anchor I Shares	$0.0525
Anchor II Shares	0.0486
Anchor II-B Shares	0.0490
E Shares	0.0601
Standard A Shares	0.0417
Standard B Shares	0.0418
Series II
Anchor I Shares	$0.0694
Anchor II Shares	0.0656
Anchor III Shares	0.0732
E Shares	0.0772
Standard A Shares	0.0586

The distributions for each Class of Shares are payable to holders of record at the close of business on February 28, 2026 and will be paid on or about March 20, 2026. The distributions will be paid in cash or reinvested in Shares of the Company for shareholders participating in the Company’s distribution reinvestment plan.

Share Repurchase Plan

On March 4, 2026, the Company amended and restated the existing Share Repurchase Plan (the “Share Repurchase Plan”) to reflect the addition of Anchor I-B Shares.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because they relate to future events or the Company’s future performance or financial condition.

In addition, words such as “anticipate,” “believe,” “expect,” “plan,” “seek” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s latest registration statement on Form 10 and in the other reports and documents filed by the Company with the SEC. Other factors that could cause actual results to differ materially include, but are not limited to, changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters, epidemics or other events having a broad impact on the economy, and future changes in laws or regulations and conditions in the Company’s operating areas.

Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Current Report on Form 8-K should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements apply only as of the date of this Current Report on Form 8-K. Moreover, the Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Limited Liability Company Agreement

10.1	Second Amended and Restated Operating Agreement

10.2	Second Amended and Restated Dealer Manager Agreement

10.3	Share Repurchase Plan

99.1	Net Asset Value as of January 31, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO ASSET-BASED LENDING COMPANY LLC

By:	/s/ Jason Mandinach
Name:	Jason Mandinach
Title:	Principal Executive Officer

Date: March 5, 2026